                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: October 11, 2000
                   Newcourt Equipment Trust Securities 1998-2


   A New York               Commission File                   I.R.S. Employer
   Corporation               NO. 333-34793                     No. 13-7135550

                          c/o AT&T Capital Corporation
                       650 Cit Drive Livingston, NJ 07039
                         Telephone Number (973) 535-5909

Newcourt Equipment Trust Securities 1998-2
Monthly Servicing Report
Determination Date:    October 11, 2000     Payment Date:     October 16, 2000
Collection Period:   September 30, 2000

Item 5.      Other
          I.    Information Regarding the Contracts
              1.  Contract Pool Principal Balance
                  a.    Beginning of Collection Period                                   $ 607,325,128
                  b.    End of Collection Period                                         $ 577,937,266
                  c.    Reduction for Collection Period                                  $  29,387,862
              2.  Delinquent Scheduled Payments
                  a.    Beginning of Collection Period                                   $  10,956,416
                  b.    End of Collection Period                                         $  11,642,373
              3.  Liquidated Contracts
                  a.    Number of Liquidated Contracts                                            284
                        with respect to Collection Period                                         ---
                  b.    Required Payoff Amounts of Liquidated Contracts                  $   1,895,602
                  c.    Total Reserve for Liquidation Expenses                           $         -
                  d.    Total Liquidation Proceeds Received                              $     252,725
                  e.    Liquidation Proceeds Allocated to Owner Trust                    $     252,725
                  f.    Liquidation Proceeds Allocated to Depositor                      $         -
                  g.    Current Realized Losses                                          $   1,642,877
              4.  Prepaid Contacts
                  a.    Number of Prepaid Contracts with respect                                   206
                        to Collection Period                                                       ---
                  b.    Required Payoff Amounts of Prepaid Contracts                     $   4,033,301
              5.  Purchased Contracts (by TCC)
                  a.    Number of Contracts Purchased by TCC with                                    0
                        respect to Collection Period                                               ---
                  b.    Required Payoff Amounts of Purchased Contracts                   $         -

6. Delinquency Status of Contracts (End of Collection Period)

                     ------------------------------------------------------------------------------
                                                                                 % of Aggregate
                         Number of          % of         Aggregate Required     Required Payoff
                         Contracts        Contracts        Payoff Amounts           Amounts
                     ------------------------------------------------------------------------------
a.    Current             45,953           90.87%           $ 544,008,068            92.27%
b.    31-60 days           2,413            4.77%           $  26,659,500             4.52%
c.    61-90 days           1,076            2.13%           $   9,274,008             1.57%
d.    91-120 days            557            1.10%           $   4,827,714             0.82%
e.    120+ days              571            1.13%           $   4,810,348             0.82%
f.    Total               50,570          100.00%           $ 589,579,638           100.00%



7.  Historical Delinquency Experience with Respect to Contracts

--------------------------------------------------------------------------------------------------------------------------
                              % of                   % of                    % of                  % of
                            Aggregate              Aggregate              Aggregate             Aggregate
                         Required Payoff        Required Payoff        Required Payoff       Required Payoff
                             Amounts                Amounts                Amounts               Amounts
      Collection
         Periods       31-60 Days Past Due    61-90 Days Past Due    91-120 Days Past Due   120+ Days Past Due
--------------------------------------------------------------------------------------------------------------------------

      9/30/00                 4.52%                  1.57%                  0.82%                 0.82%
      8/31/00                 3.85%                  1.89%                  0.78%                 0.78%
      7/31/00                 4.22%                  1.69%                  0.81%                 1.06%
      6/30/00                 4.02%                  1.77%                  0.87%                 0.98%
      5/31/00                 4.37%                  1.59%                  0.88%                 0.91%
      4/30/00                 4.45%                  1.75%                  0.77%                 0.94%
      3/31/00                 4.33%                  1.68%                  0.82%                 0.90%
      2/29/00                 5.27%                  1.81%                  0.85%                 1.13%
      1/31/00                 5.21%                  1.73%                  0.97%                 1.06%
     12/31/99                 5.36%                  1.89%                  1.00%                 1.02%
     11/30/99                 5.15%                  1.75%                  1.10%                 1.18%
     10/31/99                 5.05%                  1.91%                  1.04%                 0.95%
      9/30/99                 4.32%                  1.77%                  0.72%                 0.92%
      8/31/99                 4.44%                  1.58%                  0.68%                 0.79%
      7/31/99                 4.50%                  1.51%                  0.82%                 0.71%
      6/30/99                 4.21%                  1.83%                  0.67%                 0.67%
      5/31/99                 5.11%                  1.70%                  0.68%                 0.58%
      4/30/99                 4.19%                  1.28%                  0.53%                 0.52%
     03/31/99                 4.41%                  1.34%                  0.56%                 0.54%
     02/28/99                 5.64%                  1.79%                  0.58%                 0.45%
     01/31/99                 5.45%                  1.51%                  0.69%                 0.01%
     12/31/98                 4.64%                  1.30%                  0.01%                 0.01%


8.  Historical Loss Experience With Respect to Contracts

                                             ---------------------------------------------------------------------------------
                                                Collection         3 Collection      6 Collection Periods    Cumulative Since
                                                  Period          Periods Ending            Ending             Cut-off Date
                                               September-00        September-00          September-00
                                             ---------------------------------------------------------------------------------
    a.    Number of Liquidated Contracts
    b.    Number of Liquidated                      284                 837                 1,458                 4,621
          Contracts as a Percentage
          of Initial Contracts
    c.    Required Payoff Amounts of              0.406%              1.196%                2.083%                6.603%
          Liquidated Contracts
    d.    Liquidation Proceeds Allocated         1,895,602           6,575,680            12,504,817            48,250,160
          to Owner Trust
    e.    Aggregate Current Realized              252,725             825,219             2,729,766             5,982,727
          Losses
    f.    Aggregate Current Realized             1,642,877           5,750,461            9,775,051             42,267,433
          Losses as a Percentage of
          Cut-off Date Contract Pool
          Principal Balance                       0.122%              0.428%                0.728%                3.148%

II. Information Regarding the Securities

1.  Summary of Balance Information

--------------------------------------------------------------------------------------------------------------------------------
                                  Principal Balance as of   Class Factor as of    Principal Balance as of   Class Factors as of
     Class            Coupon         October 16, 2000        October 16, 2000        September 15, 2000      September 15, 2000
                       Rate            Payment Date            Payment Date             Payment Date            Payment Date
--------------------------------------------------------------------------------------------------------------------------------
a. Class A-1 Notes   5.195000%         $          0              0.00000                $          0              0.00000
b. Class A-2 Notes   5.290000%         $          0              0.00000                $          0              0.00000
c. Class A-3 Notes   5.450000%         $233,600,662              0.49702                $255,969,263              0.54461
d. Class A-4 Notes   5.450000%         $201,430,384              1.00000                $201,430,384              1.00000
e. Class A-5 Notes   5.500000%         $ 60,726,143              0.49422                $ 63,094,050              0.51349
f. Class B Notes     5.660000%         $ 10,275,652              0.66539                $ 10,709,969              0.69352
g. Class C Notes     6.190000%         $ 33,954,804              0.66540                $ 35,389,900              0.69352
h. Class D Notes     7.210000%         $ 49,591,992              0.66540                $ 51,687,978              0.69353
I. Total               N.A.            $589,579,638              0.43904                $618,281,543              0.46042

Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $589,579,638.21 and the CCA Balance is $58,685,154.42.

2.  Monthly Principal Amount
    a.    Principal Balance of Notes and Equity Certificates
          (End of Prior Collection Period)                                        $  618,281,543
    b.    Contract Pool Principal Balance (End of Collection Period)              $  577,937,266
    c.    Monthly Principal Amount                                                $   40,344,277
3.  Gross Collections
    a.    Scheduled Payments Received                                             $   26,314,500
    b.    Liquidation Proceeds Allocated to Owner Trust                           $      252,725
    c.    Required Payoff Amounts of Prepaid Contracts                            $    4,033,301
    d.    Required Payoff Amounts of Purchased Contracts                          $          -
    e.    Proceeds of Clean-up Call                                               $          -
    f.    Investment Earnings on Collection Account and Note Distribution.        $       86,199
    g.    Extension Fees Allocated to Owner Trust                                 $          -
    h.    Total Gross Collections (sum of (a) through (g))                        $   30,686,725

4.  Determination of Available Funds                                                 30686724.79
    a.    Total Gross Collections                                                 $    1,557,975
    b.    Withdrawal from Cash Collateral Account                                 $   32,244,700
    c.    Total Available Funds



5. Application of Available Funds

-------------------------------------------------------------------------------
              Item                    Amount          Remaining Available Funds
-------------------------------------------------------------------------------
a.    Total Available Funds                                   $ 32,244,700
b.    Servicing Fee                  $   632,630              $ 31,612,070
c.    Interest on Notes:
      i)    Class A-1 Notes          $       -                $ 31,612,070
      ii)   Class A-2 Notes          $       -                $ 31,612,070
      iii)  Class A-3 Notes          $ 1,162,527              $ 30,449,543
      iv)   Class A-4 Notes          $   914,830              $ 29,534,713
      v)    Class A-5 Notes          $   289,181              $ 29,245,532
      vi)   Class B Notes            $    50,515              $ 29,195,017
      vii)  Class C Notes            $   182,553              $ 29,012,464
      viii) Class D Notes            $   310,559              $ 28,701,905
d.    Principal of Notes
      i)    Class A-1 Notes          $       -                $ 28,701,905
      ii)   Class A-2 Notes          $       -                $ 28,701,905
      iii)  Class A-3 Notes          $22,368,600              $  6,333,305
      iv)   Class A-4 Notes          $       -                $  6,333,305
      v)    Class A-5 Notes          $ 2,367,907              $  3,965,398
      vi)   Class B Notes            $   434,317              $  3,531,081
      vii)  Class C Notes            $ 1,435,095              $  2,095,985
      viii) Class D Notes            $ 2,095,985              $        -
e.    Deposit to Cash
      Collateral Account             $       -                $        -
f.    Amount to be applied in
      accordance with CCA
      Loan Agreement                 $       -                $        -
g     Balance, if any, to Equity
      Certificates                   $       -                $        -

III. Information Regarding the Cash Collateral Account

1.  Balance Reconciliation

    ----------------------------------------------------------------------------------------
                                                                       October 16, 2000
                                    Item                                Payment Date
    ----------------------------------------------------------------------------------------
    a.    Available Cash Collateral Amount (Beginning)                    60,243,130
    b.    Deposits to Cash Collateral Account                                    -
    c.    Withdrawals from Cash Collateral Account                         1,557,975
    d.    Releases of Cash Collateral Account Surplus                            -
          (Excess, if any of (a) plus (b) minus (c) over (f))
    e.    Available Cash Collateral Amount (End)                          58,685,154
          (Sum of (a) plus (b) minus (c) minus (d))
    f.    Requisite Cash Collateral Amount                                59,322,197
    g.    Cash Collateral Account Shortfall                                  637,042
          (Excess, if any, of (f) over (e))
2.        Calculation of Requisite Cash Collateral Amount
    a.    For Payment Dates from, and including, the
          January 1999 Payment Date  to,
          and including, the December 1999 Payment Date
          1) Initial Cash Collateral Amount                               94,000,846
    b.    For Payment Dates from, and including, the
          January 2000 Payment Date until
           the Final Payment Date, the sum of
          1) 8.25% of the Contract Pool Principal Balance                 47,679,824
          2) The Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance less the
           Contract Pool Principal Balance                                11,642,372
          3) Total ((1) plus (2))                                         59,322,197
    c.    Floor equal to the lesser of
           1) 1.25% of Cut-Off Date Contract Pool Principal
          Balance ($16,785,865); and                                      16,785,865
          2) the Aggregate Principal Balance of the Notes
          and the Equity Certificate Balance                             589,579,638
    d.    Requisite Cash Collateral Amount                                59,322,197

3.        Calculation of Cash Collateral Account Withdrawals
    a.    Interest Shortfalls                                                    -
    b.    Principal Deficiency Amount                                      1,557,975
    c.    Principal Payable at Stated Maturity Date of
          Class of Notes or Equity Certificates                                  -
    d.    Total Cash Collateral Account Withdrawals                        1,557,975

IV.    Information Regarding Distributions on Securities

----------------------------------------------------------------------------------------------------
     Distribution                  Class A-1       Class A-2        Class A-3          Class A-4
       Amounts                       Notes           Notes            Notes              Notes
-----------------------------------------------------------------------------------------------------
1. Interest Due                    $       -       $       -       $  1,162,527        $ 914,830
2. Interest Paid                   $       -       $       -       $  1,162,527        $ 914,830
3. Interest Shortfall              $       -       $       -       $        -          $     -
((1) minus (2))
4. Principal Paid                  $       -       $       -       $ 22,368,600        $     -
5. Total Distribution Amount       $       -       $       -       $ 23,531,127        $ 914,830
((2) plus (4))



-------------------------------------------------------------------------------------------------------------
   Distribution                  Class A-5        Class B        Class C         Class D
     Amounts                       Notes            Notes         Notes           Notes           Totals
-------------------------------------------------------------------------------------------------------------
1. Interest Due                  $   289,181     $  50,515     $   182,553     $   310,559      $  2,910,165
2. Interest Paid                 $   289,181     $  50,515     $   182,553     $   310,559      $  2,910,165
3. Interest Shortfall            $       -       $      -      $        -      $       -        $        -
((1) minus (2))
4. Principal Paid                $ 2,367,907     $ 434,317     $ 1,435,095     $ 2,095,985      $ 28,701,905
5. Total Distribution Amount     $ 2,657,088     $ 484,833     $ 1,617,648     $ 2,406,544      $ 31,612,070
((2) plus (4))




V. Information Regarding Other Pool Characteristics

------------------------------------------------------------------------------------------------
                                                      As of End of             As of End of
             Item                                     September-00               August-00
                                                    Collection Period        Collection Period
-------------------------------------------------------------------------------------------------
1.  Original Contract Characteristics
    a.    Original Number of Contracts                   69,983                    N.A.
    b.    Cut-Off Date Contract Pool                 $1,342,869,226                N.A.
          Principal Balance
    c.    Original Weighted Average                      46.30                     N.A.
           Remaining Term
    d.    Weighted Average                               56.50                     N.A.
          Original Term
2.  Current Contract Characteristics
    a.    Number of Contracts                            50,570                   51,919
    b.    Average Contract                              $11,428                  $11,698
          Principal Balance
    c.    Weighted Average                                30.1                     30.8
          Remaining Term

VI. Newcourt Equipment Trust Securities 1998-2 Prepayment Schedule

-------------------------------------------------------      ----------------------------------------------------
Payment Date                          Since Issue            Payment Date                        Since Issue
  Period                                  CPR                  Period                                CPR
-------------------------------------------------------      ----------------------------------------------------
0                   December-98                                     14             Feb-00               7.416%
1                    January-99         1.060%                      15             Mar-00               7.402%
2                      Feb-99           4.881%                      16             Apr-00               7.666%
3                      Mar-99           9.207%                      17             May-00               7.357%
4                     April-99         10.595%                      18             Jun-00               7.546%
5                      May-99          10.294%                      19             Jul-00               7.511%
6                      Jun-99           9.272%                      20             Aug-00               7.296%
7                      Jul-99           9.814%                      21             Sep-00               7.425%
8                      Aug-99           8.969%                      22             Oct-00               7.386%
9                      Sep-99           8.813%
10                     Oct-99           8.067%
11                     Nov-99           7.852%
12                     Dec-99           7.803%
13                     Jan-00           7.484%

VII. Purchased, Liquidated and Paid Contracts

     A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.





                             Servicer's Certificate


   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 1, 1998 (the "Transfer and Servicing Agreement"), among Newcourt Equipment Trust Securities 1998-2, Antigua Funding Corporation, The Bank of New
   York, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on October 16, 2000.

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                            AT&T Capital Corporation


                            Glenn Votek
                            -----------
                            Glenn Votek
                            Executive Vice President, and Treasurer